         [Form of Warrant issued by Corixa Corporation to Employees of Shoreline Pacific, LLC on December 3, 2001]

        THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.


WARRANT NO. _______                          DATE OF ISSUANCE: December 3, 2001


                           WARRANT TO PURCHASE SHARES
                               OF COMMON STOCK OF

                               CORIXA CORPORATION

        This Warrant is issued to [             ] ("Holder"), pursuant to the
engagement letter dated October 4, 2001 (the "Engagement Letter") between Corixa Corporation, a Delaware corporation ("Corixa" or the "Company"), and Shoreline Pacific, LLC.

        1.     EXERCISE OF WARRANT.

               (a) Method of Exercise. Subject to the terms and conditions herein set forth, upon surrender of this Warrant at the principal office of Corixa and upon payment of the purchase price by wire transfer to Corixa or cashiers check drawn on a United States bank made to the order of Corixa or exercise of the right to credit the Warrant Price (as defined in Section 1(d)) against the fair market value of the Warrant Stock (as defined below) at the time of exercise (the "Net Exercise Right") pursuant to Section 1(b), Holder is entitled to purchase from Corixa, at any time after the end of the Determination Period (as defined below) and on or before December 3, [2006][2007][2008], that number of fully paid and non-assessable shares of Corixa Common Stock, par value $0.001 per share ("Warrant Stock"), set forth in Subsection 1(c). Subject to adjustment as hereinafter provided, the purchase price of one share of Warrant Stock (or such securities as may be substituted for one share of Warrant Stock pursuant to the provisions hereinafter set forth) shall be the Warrant Price.

               (b) Net Exercise Right. If the Company shall receive written notice from the holder of this Warrant at the time of exercise of this Warrant that the holder elects to exercise Holder's Net Exercise Right, Corixa shall deliver to such holder (without payment by the Holder of any exercise price of any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing (x) the value of this Warrant (or the specified portion thereof) on the date of exercise, which value shall be determined by subtracting (1) the aggregate Warrant Price of the Warrant Stock immediately prior to the exercise of this Warrant from (2) the aggregate fair market value of the Warrant Stock issuable upon exercise of this Warrant (or specified portion thereof) on the date of exercise by (y) the fair market value of one share of Common Stock on the date of exercise. For purposes of this Section 1(b), "fair market value" of a share of Common Stock shall mean the average of the fifteen closing prices of the Common Stock on each of the fifteen trading days immediately prior to the date of exercise as reported by the Nasdaq National Market or such other principal exchange or quotation system on which the Common Stock is then traded. For purposes of this Warrant, shares issued pursuant to the Net Exercise Right shall be treated as if they were issued upon the exercise of this Warrant.

               (c) Number of Shares Subject to Warrant. Subject to Section 1(a),
this Warrant is exercisable for [               ] shares of Common Stock.

               (d) Price of Shares Subject to Warrant. The "Warrant Price" shall be equal to [$15.49 per share][the average of the thirty closing prices of the Common Stock for the period (the "Determination Period") beginning fifteen trading days prior to December 3, 2002 and ending fourteen trading days after December 3, 2002, as reported by the Nasdaq National Market or such other principal exchange or quotation system on which the Common Stock is then traded][the average of the thirty closing prices of the Common Stock for the period (the "Determination Period") beginning fifteen trading days prior to December 3, 2003 and ending fourteen trading days after December 3, 2003, as reported by the Nasdaq National Market or such other principal exchange or quotation system on which the Common Stock is then traded].

        2.     CERTAIN ADJUSTMENTS.

               (a) Mergers or Consolidations. If at any time after the date hereof there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock otherwise provided for herein), or a merger or consolidation of Corixa with another corporation (other than a merger with another corporation in which Corixa is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), then, as a part of such reorganization, merger or consolidation, lawful provision shall be made so that Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price or exercise of the Net Exercise Right, the number of shares of stock or other securities or property of Corixa or the successor corporation resulting from such reorganization, merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger or consolidation if this Warrant had been exercised immediately before that reorganization, merger or consolidation. In any such case, appropriate adjustment (as determined in good faith by Corixa's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of Holder after the reorganization, merger or consolidation to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and the number of shares of Warrant Stock) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

               (b) Splits and Subdivisions; Dividends. In the event Corixa should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share Warrant Price shall be appropriately decreased and the number of shares of Warrant Stock shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares.

               (c) Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share Warrant Price shall be appropriately increased and the number of shares of Warrant Stock shall be appropriately decreased in proportion to such decrease in outstanding shares.

               (d) Adjustments for Other Distributions. In the event Corixa shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by Corixa or other persons, assets (excluding cash dividends paid out of net profits) or options or rights not referred to in
Section 2(b), then, in each such case for the purpose of this Section 2(d), upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock of Corixa into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock of Corixa entitled to receive such distribution.

        3. NO FRACTIONAL SHARES. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, Corixa shall pay cash equal to the product of such fraction multiplied by the closing price of one share of Warrant Stock as reported on the Nasdaq National Market on the date of exercise.

        4. NO STOCKHOLDER RIGHTS. Until the exercise of this Warrant or any portion of this Warrant, Holder shall not have nor exercise any rights by virtue hereof as a stockholder of Corixa (including without limitation the right to notification of stockholder meetings or the right to receive any notice or other communication concerning the business and affairs of Corixa).

        5. RESERVATION OF STOCK. Corixa covenants that during the period this Warrant is exercisable, Corixa will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock (or other securities, if applicable) to provide for the issuance of Warrant Stock (or other securities) upon the exercise of this Warrant. Corixa agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Stock upon the exercise of this Warrant.

        6.     EXERCISE OF WARRANT.

               (a) Procedural Requirements. Subject to Section 6(b), this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant and the Notice of Exercise attached hereto as Exhibit A duly completed and executed on behalf of the holder hereof, at the principal office of Corixa together with payment in full of the Warrant Price then in effect or exercise of the Net Exercise Right with respect to the number of shares of Warrant Stock as to which the Warrant is being exercised. The Warrant Price shall be paid by wire transfer to Corixa or cashiers check drawn on a United States bank made to the order of Corixa or by exercise of the Net Exercise Right pursuant to Section 1(b). This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable on or after such date and in any event within twenty (20) days thereafter, Corixa at its expense shall cause to be issued and delivered to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above. The shares of Warrant Stock issuable upon exercise hereof shall, upon their issuance, be fully paid and nonassessable. In the event that this Warrant is exercised in part, Corixa at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

        7. CERTIFICATE OF ADJUSTMENT. Whenever the Warrant Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, Corixa shall, at its expense, promptly deliver to the record holder of this Warrant a certificate of an officer of Corixa setting forth the nature of such adjustment and showing in detail the facts upon which such adjustment is based.

        8. REPRESENTATIONS OF HOLDER. Holder hereby represents and warrants to the Company as follows:

               (a) PURCHASE ENTIRELY FOR OWN ACCOUNT. Holder acknowledges that this Warrant is given to Holder in reliance upon Holder's representation to the Company, which by its acceptance of this Warrant, Holder hereby confirms, that the Warrant and the Warrant Stock (collectively, the "Securities") being acquired by Holder are being acquired for investment for Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Warrant, Holder further represents that Holder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. Holder represents that it has full power and authority to enter into this Agreement. Holder has not been formed for the specific purpose of acquiring any of the Securities.

               (b) DISCLOSURE OF INFORMATION. Holder has been furnished with all information that he/she/it deems necessary to evaluate the merits and risks of the Securities. Holder has been afforded the opportunity to ask questions and receive answers concerning the Securities and the Company and to obtain any additional information from the Company that he/she/it deems necessary to verify the accuracy of the information he/she/it has obtained regarding the Securities and the Company.

               (c) RESTRICTED SECURITIES. Holder understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Holder's representations as expressed herein. Holder understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Holder must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of Holder's control, and which the Company is under no obligation and may not be able to satisfy.

               (d) ACCREDITED INVESTOR; FINANCIAL STATUS. Holder is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act or (ii) (either alone or with the assistance of professional advisors) a sophisticated investor and is able to fend for his/her/itself in the transaction contemplated by the Engagement Letter relating to the Securities. The Registered Holder is in a financial position to hold the Securities for an indefinite period of time and withstand a complete loss of his/her/its investment in the Securities.

               (e) INVESTOR/REGISTRATION STATEMENT QUESTIONNAIRE AND AGREEMENT. The Investor/Registration Statement Questionnaire and Agreement (the ""Questionnaire"") completed in connection with the issuance of this Warrant and the registration of the Warrant Stock is accurate and complete in all respects. Holder acknowledges that the information provided in the Questionnaire will be included in the registration statement for the Warrant Stock.

        9.     TRANSFER RESTRICTIONS.

               (a) UNREGISTERED SECURITY. The holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the "1933 Act") and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the 1933 Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, satisfactory to Corixa, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect. The Company has agreed to register the resale of the Warrant Stock in a registration statement filed in connection with the Company's equity line financing transaction, which closed on December 3, 2001.

               (b) NO TRANSFER. This Warrant is not transferable without the Company's prior written consent; provided, however, such consent shall not be required in connection with the transfer by the Holder of such Warrant (but only with all related obligations) to an employee of the Holder, provided that (w) such transfer complies with Subsection 9(a), (x) written notice (in the form of Exhibit B as attached hereto) is provided to the Company at least five (5) business days prior to any such transfer, (y) a minimum of 1,000 shares of Warrant Stock are transferred in each instance, and (z) immediately following such transfer the further disposition of such Warrant Stock by the transferee is restricted under the 1933 Act and the transferee agrees in writing to be bound by all of the provisions of this Warrant.

        10. REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to Corixa of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft, destruction or mutilation of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to Corixa or, in the case of any such mutilation, on surrender and cancellation of such Warrant, Corixa at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

        11.    MARKET STANDOFF.

               (a) Holder hereby agrees that, during the period of duration (up to, but not exceeding, 90 days) specified by Corixa and an underwriter of Common Stock or other securities of Corixa, following the effective date of a registration statement of Corixa filed under the 1933 Act, it shall not, to the extent requested by Corixa and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of Corixa held by it at any time during such period except Common Stock included in such registration.

               (b) In order to enforce the foregoing covenant, Corixa may impose stop-transfer instructions with respect to the securities held by Holder until the end of such period, and Holder agrees that, if so requested, Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 11.

        12. NO IMPAIRMENT. Corixa will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

        13. TERMINATION. This Warrant (and the right to purchase Warrant Stock upon exercise hereof) shall terminate on December 3, 2006.

        14. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

        15. EXCHANGE ACT FILINGS. Holder agrees and acknowledges that it shall have sole responsibility for making any filings with the U.S. Securities and Exchange Commission pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, as a result of its acquisition of this Warrant and the Warrant Stock (collectively, the "Securities") and any future retention or transfer thereof.

        16. NO LEGAL, TAX OR INVESTMENT ADVICE. Holder understands that nothing in this Agreement or any other materials presented to Holder in connection with the acquisition of the Securities constitutes legal, tax or investment advice. Holder has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its acquisition of the Securities.

        17. MISCELLANEOUS. This Warrant shall be governed by the laws of the state of Delaware. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by Corixa and the Holder. All notices and other communications from Corixa to the holder of this Warrant shall be sufficient if in writing and sent by registered or certified mail, domestic or international courier, or facsimile, return receipt requested, postage or courier charges prepaid, to the address furnished to Corixa in writing by Holder. All such notices and communications shall be effective if delivered (i) personally, (ii) by facsimile transmission (receipt verified),
(iii) by registered or certified mail (return receipt requested), postage prepaid, or (iv) sent by express courier service (receipt verified), and in each case if to Corixa, with a copy to Stephen Graham, Orrick Herrington & Sutcliffe LLP, 719 Second Avenue, Suite 900, Seattle, WA 98104. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions.

        IN WITNESS WHEREOF, this Common Stock Purchase Warrant is issued effective as of this 3rd day of December, 2001.

                                        CORIXA CORPORATION

                                        By:_____________________________________
                                            Steven Gillis
                                            Chairman and Chief Executive Officer

                                        ACKNOWLEDGED AND AGREED:

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________









                        SIGNATURE PAGE TO THE WARRANT TO
                         PURCHASE SHARES OF COMMON STOCK

                                    EXHIBIT A

                          NOTICE OF INTENT TO EXERCISE
                  (To be signed only upon exercise of Warrant)



To:   CORIXA CORPORATION

The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________________________________________ (_____________) shares of
Common Stock of Corixa Corporation and (choose one)

        ___  herewith makes payment of ___________________ Dollars ($__________)
             thereof

or

        ___ exercises Holder's Net Exercise Right pursuant to Section 1(b) thereof .


and requests that the certificates for such shares be issued in the name of, and delivered to ________________________________, whose address is ________________
_____________________________________________________________________.



DATED: ______________


                                            ____________________________________
                                            (Signature must conform in all
                                            respects to name of Holder as
                                            specified on the face of the
                                            Warrant)



                                            ____________________________________

                                            ____________________________________
                                            (Address)

                                    EXHIBIT B

                            NOTICE OF ASSIGNMENT FORM

        FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, to:


       NAME OF ASSIGNEE               ADDRESS/FAX NUMBER           NO. OF SHARES
       ----------------               ------------------           -------------





Dated:_________________                Signature:

                                       Witness: